BlackRock Liquidity Funds

TempFund

TempCash

FedFund

T-Fund

Federal Trust Fund

Treasury Trust Fund

MuniFund

MuniCash

California Money Fund

New York Money Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement Dated October 5, 2011 to the

Statement of Additional Information Dated February 28, 2011

BlackRock Liquidity Funds (the “Trust”) is revising the schedule of days on which the Funds will be open to accept orders for the purchase or redemption of shares. The Funds currently accept purchase or sale orders on days that both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. Effective immediately, the Funds will accept orders for the purchase or sale of Fund shares on days that the New York Stock Exchange is open.

In connection with the change set forth above, effective immediately, the Statement of Additional Information is hereby amended as follows:

The second to last paragraph of the section captioned “ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- General” is hereby deleted and replaced with the following:

Fund shares normally begin accruing dividends on the Business Day on which the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. However, if you buy shares though a Service Organization that has contracted with a Fund to trade through certain electronic platforms where same day cash settlement is impracticable, you will begin accruing dividends on the Business Day following the day the purchase order for the shares is effected and continue to accrue dividends through (and including) the Business Day on which such shares are redeemed. Additionally, if the Federal Reserve Bank of Philadelphia is closed on the day redemption proceeds would otherwise be wired, causing the wiring of such proceeds to be delayed by one Business Day, dividends will be accrued through (and including) the day prior to the Business Day on which such proceeds are wired.

Code # BRLF-SAI-1011SUP